Exhibit 99.1

iRobot Announces Strategic Transaction to Drive Long-Term Growth Plan

Company’s secured lender and key supplier, Picea, to acquire iRobot through court-supervised chapter 11 process

Positions iRobot to continue delivering trusted robotics and smart home devices to consumers worldwide

BEDFORD, Massachusetts – December 14, 2025 – iRobot Corporation (NASDAQ: IRBT) (“iRobot” or the “Company”), a leader in consumer robots, today announced that it entered into a Restructuring Support Agreement (the “RSA”) with its secured lender and its primary contract manufacturer, Shenzhen PICEA Robotics Co., Ltd. and Santrum Hong Kong Co., Limited, (collectively “Picea”) for Picea to acquire iRobot through a court-supervised process. This agreement represents a critical step toward strengthening iRobot’s financial foundation and positioning the Company for long-term growth and innovation.

To efficiently implement this transaction, iRobot and certain of its affiliates voluntarily commenced a pre-packaged chapter 11 process in the District of Delaware (the “Court”). The Company expects to complete the pre-packaged chapter 11 process by February 2026.

Under the terms of the RSA, Picea will receive 100% of the equity interests in the Company, which will delever the Company’s balance sheet and enable iRobot to continue operating in the ordinary course, pursue its product development roadmap, and maintain its global footprint. The transaction contemplated under the RSA provides a path forward to enhance financial stability, reduce debt, and support continued innovation across iRobot’s leading portfolio of robotics and smart home devices.

“Today’s announcement marks a pivotal milestone in securing iRobot’s long-term future,” said Gary Cohen, Chief Executive Officer, iRobot. “The transaction will strengthen our financial position and will help deliver continuity for our consumers, customers, and partners. Together, we will work to continue advancing the industry-leading Roomba robots and smart home technologies that have defined the iRobot brand for more than three decades. By combining iRobot’s innovation, consumer-driven design, and R&D with Picea’s history of innovation, manufacturing, and technical expertise, we believe iRobot will be well equipped to shape the next era of smart home robotics.”

Continuity of Operations During Pre-Packaged Chapter 11 Process

During the chapter 11 process, iRobot will continue operating in the ordinary course with no anticipated disruption to its app functionality, customer programs, global partners, supply chain relationships, or ongoing product support. To maintain business continuity, iRobot has filed a series of customary motions with the Court that will allow the Company to operate in the ordinary course, including to meet its commitments to employees and make timely payments to vendors and other creditors in full for amounts owed before, during, and after the court-supervised process.

Emerging Stronger Under New Ownership

Following Court approval of the transaction, iRobot expects to be better positioned to execute on its long-term innovation strategy under Picea’s ownership. Upon completion of the transaction, iRobot will be a private company wholly owned by Picea, and its shares of common stock will no longer be listed on The Nasdaq Stock Market LLC or any other national stock exchange. The transaction is designed to deliver a more stable balance sheet and renewed ability to invest in its next generation of robotics, smart home innovations, and customer experience enhancements.

The Company expects that holders of the Company’s common stock will not receive any equity of the reorganized Company, and that all issued and outstanding equity interests in the Company will be cancelled and holders of common stock will experience a total loss and not receive recovery on their investment, if the chapter 11 plan is approved by the Court.

As part of iRobot’s chapter 11 cases, the Company’s claims agent, Stretto, Inc., will distribute standard court notices to parties of interest as required by the Court. These notices are routine and do not require action from customers, partners, or employees. Publicly filed documents will be available free of charge on the claims agent’s website at https://cases.stretto.com/iRobot. Stakeholders with questions may contact Stretto at (833) 228-5389 (U.S./Canada), +1 (949) 590-3576 (International), or via email at teamirobot@stretto.com.

Advisors

Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as lead legal counsel, Young Conaway Stargatt & Taylor, LLP is serving as Delaware counsel, Alvarez & Marsal is serving as investment banker and financial advisor, and C Street Advisory Group is serving as strategic communications advisor. White & Case LLP is serving as legal counsel to Picea.

About iRobot

iRobot is a global consumer robot company that designs and builds thoughtful robots and intelligent home innovations that make life better. iRobot introduced the first Roomba robot vacuum in 2002. Today, iRobot is a global enterprise that has sold millions of robots worldwide. iRobot’s product portfolio features technologies and advanced concepts in cleaning, mapping and navigation. Working from this portfolio, iRobot engineers are building robots and smart home devices to help consumers make their homes easier to maintain and healthier places to live. For more information about iRobot, please visit www.irobot.com.

About Picea

Picea is a global manufacturer and service provider of robotic vacuum cleaners, with research and development and manufacturing facilities in China and Vietnam. Picea has over 7,000 employees globally and serves a diverse, international customer base. Picea maintains long-term, stable partnerships with many leading global enterprises. To date, Picea holds over 1,300 intellectual property rights worldwide and has manufactured and sold more than 20 million robotic vacuum cleaners.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, roadmap and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this communication to identify forward-looking statements. The Company has based these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the chapter 11 process (“Chapter 11 Process”), including the Company’s ability to complete the process on the terms contemplated by the RSA, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the financial reorganization. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Process, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Process and approval of requisite stakeholders and confirmation by the Court of the chapter 11 plan, the effects of the Chapter 11 Process on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Process, the ultimate outcome of the Chapter 11 Process in general, the length of time the Company will operate under the Chapter 11 Process, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Process is pending, risks associated with third-party motions in the Chapter 11 Process, the potential adverse effects of the Chapter 11 Process on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Process, uncertainty regarding the Company’s ability to retain key personnel and management, whether the Company’s vendors, suppliers and customers might lose confidence in the Company’s ability to reorganize its capital structure successfully and may seek to establish alternative commercial relationships as a result of the Chapter 11 Process and uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarters ended March 29, 2025, June 28, 2025 and September 27, 2025 and the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this communication or to reflect the occurrence of unanticipated events or otherwise.

Media Contact

Michèle Szynal

+1 508 751 2689

Mszynal@irobot.com